                                                                    Exhibit 99.1



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To CMA ETTWORTH GROUP LIMITED:

We have audited the accompanying consolidated balance sheets of CMA Ettworth Group Limited (a United Kingdom company) and subsidiaries as of March 31, 1996 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended March 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CMA Ettworth Group Limited and subsidiaries as of March 31, 1996 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 17, 1998

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                                         MARCH 31,
                                                                     --------------------------------------------------
                                                                               1996                      1997
                                                                               ----                      ----
ASSETS
Current assets:
Cash and cash equivalents ...........................................      $  482,289                $  602,729
       Accounts receivable ..........................................       1,579,883                 1,691,964
       Inventory ....................................................         101,741                    90,868
       Prepaid expenses .............................................         124,858                   202,520
                                                                          -----------               -----------

              Total current assets ..................................       2,288,771                 2,588,081
Property and equipment, net .........................................         376,675                   377,216
Other assets ........................................................          51,216                    50,763
                                                                          -----------               -----------

                                                                           $2,716,662                $3,016,060
                                                                          -----------               -----------
                                                                          -----------               -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
       Current portion of long-term debt ............................       $  87,655                 $  58,821
       Accounts payable .............................................         229,556                   346,668
       Accrued liabilities ..........................................         932,556                   956,923
       Income taxes payable .........................................         191,340                   175,349
       Deferred revenue .............................................         661,579                   678,864
                                                                          -----------               -----------

Total current liabilities ...........................................       2,102,686                 2,216,625

Long-term debt, net of current portion ..............................          41,989                    24,361
                                                                          -----------               -----------

Stockholders' equity:
       Common Stock, $1.608 par value
       Authorized, issued and outstanding 1,000 .....................           1,608                     1,608
       Retained earnings ............................................         610,310                   789,658
       Cumulative translation adjustment ............................        (39,931)                  (16,192)
                                                                         ------------              ------------

Total stockholders' equity ..........................................         571,987                   775,074
                                                                          -----------               -----------

                                                                           $2,716,662                $3,016,060
                                                                          -----------               -----------
                                                                          -----------               -----------

The accompanying notes are an integral part of these financial statements.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                 YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                             1996                     1997
                                                                             ----                     ----
Revenues:
       Software license ......................................             $1,030,732              $1,218,856
       Hardware ..............................................                765,450                 905,156
       Service and other .....................................              2,116,731               2,503,066
                                                                           ----------              ----------

Total revenues ...............................................              3,912,913               4,627,078
                                                                           ----------              ----------

Cost of revenues:
       Software license ......................................                 77,767                 120,273
       Hardware ..............................................                485,224                 548,149
       Service and other .....................................              1,000,316               1,121,964
                                                                            ---------               ---------

Total cost of revenues .......................................              1,563,307               1,790,386
                                                                           ----------              ----------

       Gross profit ..........................................              2,349,606               2,836,692
                                                                           ----------              ----------

Operating expenses:
       Sales and marketing ...................................              1,163,792               1,352,473
       Research and development ..............................                583,356                 677,933
       General and administrative ............................                279,570                 324,897
                                                                            ---------               ---------

       Total operating expenses ..............................              2,026,718               2,355,303
                                                                           ----------              ----------

       Income from operations ................................                322,888                 481,389

Interest income ..............................................                  7,736                  11,845
Interest expense .............................................               (12,604)                (16,374)
                                                                           ----------              ----------

       Income before provision for income taxes ..............                318,020                 476,860

Provision for income taxes ...................................                 94,361                 168,840
                                                                            ---------               ---------

       Net income ............................................             $  223,659              $  308,020
                                                                            ---------               ---------
                                                                            ---------               ---------

The accompanying notes are an integral part of these financial statements.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY



                                            COMMON STOCK
                                           $1.608 PAR VALUE
                                       -----------------------
                                          NUMBER                                         CUMULATIVE               TOTAL
                                            OF                        RETAINED           TRANSLATION           STOCKHOLDERS'
                                          SHARES        AMOUNT        EARNINGS           ADJUSTMENT               EQUITY
                                          ------        ------        --------           -----------           -------------

BALANCE, MARCH 31, 1995                   1,000         $1,608        $ 631,019       $   (5,745)             $   626,882

Net income                                                              223,659                                   223,659
Dividends                                                              (244,368)                                 (244,368)
Translation adjustment                                                                   (34,186)                 (34,186)
                                         ------         ------        ----------      -----------             ------------

BALANCE, MARCH 31, 1996                   1,000          1,608          610,310          (39,931)                 571,987
Net income                                                              308,020                                   308,020
Dividends                                                              (128,672)                                 (128,672)
Translation adjustment                                                                    23,739                   23,739
                                         ------         ------        ----------      -----------             ------------

BALANCE, MARCH 31, 1997                   1,000      $   1,608      $   789,658      $   (16,192)             $   775,074
                                         ------         ------        ----------      -----------             ------------
                                         ------         ------        ----------      -----------             ------------


The accompanying notes are an integral part of these financial statements.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                              YEAR ENDED MARCH 31,
                                                                    -----------------------------------------
                                                                         1996                         1997
                                                                         ----                         ----
Cash Flow from Operating Activities:
Net income ........................................................    $ 223,659                    $ 308,020
                                                                       ---------                    ---------
Adjustments to reconcile net income to net cash provided
       by operating activities
       Depreciation and amortization ..............................      121,267                      123,276
       Loss on disposal of fixed assets ...........................       27,912                       28,295
       Amortization of goodwill ...................................        5,876                          453
       Changes in assets and liabilities
              Accounts receivable .................................      (41,589)                    (112,081)
              Inventory ...........................................      (14,004)                      10,873
              Prepaid expenses ....................................       18,398                      (77,662)
              Accounts payable ....................................      (74,220)                     117,112
              Accrued liabilities .................................      303,271                       25,659
                                                                        --------                     --------

Net cash provided by operating activities .........................      570,570                      423,945
                                                                        --------                     --------

Cash Flows from Investing Activities:
       Purchases of property and equipment ........................      220,318                     (132,641)
       Proceeds from sale of property and equipment ...............        6,420
                                                                        --------                     --------

Net cash used in investing activities .............................     (213,898)                    (132,641)
                                                                        --------                     --------

Cash Flows from Financing Activities:
       Payments on long-term debt .................................       (1,997)                     (46,462)
       Dividends paid .............................................     (244,368)                    (128,672)
                                                                        --------                     --------

Net cash used in financing activities .............................     (246,365)                    (175,134)
                                                                        --------                     --------

Effect of exchange rates on cash ..................................      (34,019)                       4,270
                                                                        --------                     --------

Net increase in cash and cash equivalents .........................       76,288                      120,440

Cash and cash equivalents, beginning of period ....................      406,001                      482,289
                                                                        --------                     --------

Cash and cash equivalents, end of period ..........................    $ 482,289                    $ 602,729
                                                                       ---------                    ---------
                                                                       ---------                    ---------

Supplemental Disclosure of Cash Flow Information:
       Cash paid during the year for -

       Interest                                                       $  12,604                    $  16,374
                                                                       ---------                    ---------
                                                                       ---------                    ---------
       Income taxes                                                   $  28,910                    $ 184,831
                                                                       ---------                    ---------
                                                                       ---------                    ---------

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)    OPERATIONS

CMA Ettworth Group Limited (the Group) designs, develops, markets and supports open client/server facsimile software, delivering solutions which automate and integrate fax communication throughout the enterprise. The Group predominantly does business in markets located within Europe.

The Group is subject to a number of risks associated with emerging, technology-oriented companies with a limited operating history, including continued market acceptance of the Group's products, competition from substitute products and larger companies, and the continued ability to manage and finance the Group's anticipated future growth.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain accounting policies as described in this note and elsewhere in the notes to the consolidated financial statements.

(a)      Principles of Consolidation

These financial statements include the accounts of the Group and its wholly-owned subsidiaries. All significant intercompany amounts have been eliminated in consolidation.

(b)      Revenue Recognition

The Group generates revenue from licensing the rights to use its software products directly to end users and indirectly through resellers. The Group also generates revenue from sales of support contracts and consulting services to customers who license its products.

Revenues from software license agreements are recognized upon shipment of the software, if there are no significant post-delivery obligations and if payment is due within one year, less an allowance for estimated future returns. If an acceptance period is required, revenues are recognized upon the earlier of the customer's acceptance or the expiration of the acceptance period.

Revenue from support contracts is recognized ratably over the term of the support period, which is generally one year. Service and other revenue is primarily related to implementation services performed on a time-and-material basis under separate service agreements related to the installation of the Group's software products.

Service and other revenues are recognized as services are performed. If a transaction includes both license and service elements, license fee revenue is recognized upon shipment of the software, provided services do not include significant customization or modification of the base product and the payment terms for licenses are not subject to acceptance criteria. In cases where license fee payment is contingent upon the acceptance of services, revenues from both the license and the service elements are deferred until the acceptance criteria are met.

Cost of license revenue consists of the cost of media on which the product is delivered and any related royalties. Cost of service revenue consists primarily of salaries and benefits related to consulting personnel and the customer support group.

                      CMA ETTWORTH LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                (Continued)

(c)      Research and Development and Software Development Costs

Software development costs are considered for capitalization when technological feasibility is established in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, Accounting for the Costs of Computer Software To Be Sold, Leased or Otherwise Marketed. The Group sells software in a market that is subject to rapid technological change, new product introductions and changing customer needs. Accordingly, the Group has determined that it cannot determine technological feasibility until the development state of the product is nearly complete. The time period during which cost could be capitalized from the point of reaching technological feasibility until the time of general product release is very short and, consequently, the amounts that could be capitalized are not material to the Group's financial position or results of operations. Therefore, the Group charges all research and development expenses to operations in the period incurred.

(d)      Inventory

Inventory consists of hardware purchased for resale and is valued at the lower of cost or net realizable value.

(e)      Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation is calculated using accelerated and straight-line methods over the following useful lives:

         Computer equipment                          1 - 4 Years
         Equipment fixtures and fittings             4 - 6 Years
         Motor vehicles                              4 Years

The Group capitalizes expenditures that materially increase asset lives and charges ordinary repairs and maintenance to operations as incurred.

(f)      Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                      CMA ETTWORTH LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                   (Continued)


(g)      Concentration of Credit Risk

SFAS No. 105, Disclosure of Information About Financial Instruments with Concentrations of Credit Risk, requires disclosure of any significant off-balance sheet and credit risk concentration. Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Group places its temporary cash investments in financial institutions. The Group has not experienced significant losses related to receivables from individual customers or groups of customers in any specific industry or by geographic area. Due to these factors, no additional credit risk beyond amounts provided for collection losses is believed by management to be inherent in the Group's accounts receivable.

For the years ended March 31, 1996 and 1997 no single customer accounted for greater than 10% of the Group's revenues.

Revenues earned for the years ended March 31, 1996 and 1997, were as follows:

                                                                               MARCH 31,
                                                   ------------------------------------------------------------------
                                                                  1996                              1997
                                                                  ----                              ----
United Kingdom ...........................................     $   1,991,899                     $  2,073,623
Europe, Middle East & Africa .............................           681,215                        1,243,736
America ..................................................         1,239,799                        1,309,719
                                                                  ----------                       ----------

                                                                $  3,912,913                     $  4,627,078
                                                                ------------                     ------------
                                                                ------------                     ------------

(h)      Foreign Currency Translation

The accompanying financial statements have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards No. 52.

                      CMA ETTWORTH LIMITED AND SUBSIDIARIES
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                   (Continued)

(3)      PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

                                                                                     MARCH 31,
                                                                -----------------------------------------------------
                                                                          1996                       1997
                                                                          ----                       ----
Computer equipment, fixtures and fittings ...........................      $552,431                  $567,270
Motor vehicles ......................................................       250,630                   263,938
                                                                           --------                  --------

                                                                            803,061                   831,208

Less--accumulated depreciation and amortization .....................       426,386                   453,992
                                                                           --------                  --------

                                                                           $376,675                  $377,216
                                                                           --------                  --------
                                                                           --------                  --------

                      CMA ETTWORTH LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                   (Continued)

(4)      LONG-TERM DEBT


Long-term debt consists of the following:

                                                                                        March 31,
                                                                   -----------------------------------------------------
                                                                             1996                       1997
                                                                             ----                       ----
Bank loan ..................................................              $   16,177              $   13,948
Capital lease
obligations ................................................                 113,467                  69,234
                                                                            --------                --------
                                                                             129,644                  83,182


Less--current maturities ...................................                  87,655                  58,821
                                                                            --------                --------
                                                                            --------                --------
                                                                             $41,989                 $24,361

Maturities of long-term debt at March 31, 1997 are as follows:

                                                                      BANK                       CAPITAL LEASE
                                                                      LOAN                        OBLIGATIONS
                                                                      ----                       -------------
Years ended March 31,
1998 .......................................................       $  13,948                      $  48,425
1999 .......................................................               -                         26,289
                                                                  ----------                      ---------

                                                                   $  13,948                         74,714
                                                                  ----------                      ---------
                                                                  ----------                      ---------

Less - amounts representing interest .......................                                          5,480
                                                                                                  ---------

Present value of minimum lease payments ....................                                      $  69,234
                                                                                                  ---------
                                                                                                  ---------

(5)      INCOME TAXES

The Group accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes, the objective of which is to recognize the amount of current and deferred income taxes at the date of the financial statements as a result of all differences in the tax basis and financial statement carrying amounts of assets and liabilities as measured by enacted tax laws.

Under SFAS No. 109, the Group recognizes a deferred tax asset for the future benefit of its temporary differences if it concludes that it is more likely than not that the deferred tax asset will be realized.

                      CMA ETTWORTH LIMITED AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                   (Continued)

(6)      LEASE COMMITMENTS

The Group leases certain equipment and its office facility under operating leases that expire before March 31, 1998.

Future minimum lease payments under these leases at March 31, 1997 are as follows:

         Period ending March 31, 1998       $42,165
                                            -------
                                            -------

Rent expense included in the accompanying statements of operations was approximately $77,344, and $60,363 for the years ended March 31, 1996 and 1997, respectively.

(7)      SUBSEQUENT EVENTS

(a)              Acquisition

On December 5, 1997, Omtool, Ltd., a United States Corporation, ("Omtool") acquired all of the outstanding share capital of the Group pursuant to a Share Sale and Purchase Agreement dated December 5, 1997 by and among the Group and its shareholders and Omtool. The purchase price was paid in a combination of 363,637 newly issued shares of common stock, $.01 par value, of Omtool and $4,000,000 in cash.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                     ASSETS

                                                                 September 30,
                                                                    1997
                                                                 -------------
CURRENT ASSETS:
   Cash and cash equivalents ...........................       $   705,467
   Accounts receivable, net ............................           914,117
   Inventory ...........................................           106,878
   Prepaid expenses ....................................           300,634
                                                                   -------

         Total current assets ..........................         2,027,096

PROPERTY AND EQUIPMENT, NET ............................           401,788

OTHER ASSETS ...........................................            50,537
                                                               -----------
                                                               $ 2,479,421
                                                               -----------
                                                               -----------

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current portion of long-term debt ....................           23,469
   Accounts payable .....................................          320,758
   Accrued liabilities ..................................          309,398
   Income taxes payable .................................          203,406
   Deferred revenue .....................................          705,645
                                                               -----------

         Total current liabilities ......................        1,562,676
                                                               -----------
LONG-TERM DEBT, NET OF CURRENT PORTION ..................           16,300
                                                               -----------

STOCKHOLDERS' EQUITY:
   Common stock, $1.608 par value-
     Authorized, issued and outstanding-1,000 shares ....            1,608
   Retained earnings ....................................          940,531
   Cumulative translation adjustment.....................          (41,694)
                                                               -----------
         Total stockholders' equity .....................          900,445
                                                               -----------
                                                               $ 2,479,421
                                                               -----------
                                                               -----------


   The accompanying notes are an integral part of these financial statements.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)


REVENUES:
   Software licenses .....................................   $      388,375
   Hardware ..............................................          298,750
   Service and other .....................................          806,624
                                                                -----------

         Total revenues ..................................        1,493,749
                                                                -----------

COST OF REVENUES:
   Software licenses .....................................           37,776
   Hardware ..............................................          163,695
   Service and other .....................................          339,981
                                                                -----------

         Total cost of revenues ..........................          541,452
                                                                -----------

         Gross profit ....................................          952,297
                                                                -----------

OPERATING EXPENSES:
   Sales and marketing ...................................          415,533
   Research and development ..............................          201,470
   General and administrative ............................          100,735
                                                                -----------

         Total operating expenses ........................          717,738
                                                                -----------
         Income from operations ..........................          234,559

INTEREST EXPENSE .........................................           (2,447)
                                                                -----------
         Income before provision for income taxes ........          232,112

PROVISION FOR INCOME TAXES ...............................           81,239
                                                                -----------
         Net income ......................................     $    150,873
                                                                -----------
                                                                -----------


   The accompanying notes are an integral part of these financial statements.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income ............................................     $    150,873
   Adjustments to reconcile net income to net cash provided
   by operating activities -
     Depreciation and amortization .......................           13,803
     Changes in assets and liabilities -
       Accounts receivable ...............................          799,800
       Inventory .........................................          (14,831)
       Prepaid expenses ..................................          (95,486)
       Accounts payable ..................................          (30,408)
       Accrued liabilities ...............................         (659,941)
       Income taxes payable ..............................           25,782
       Deferred revenue ..................................           17,973
                                                               ------------
         Net cash provided by operating activities .......          207,565

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment ...................          (33,481)
   Decrease in other assets ..............................              885
                                                               ------------
         Net cash used in investing activities ...........          (32,596)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on long-term debt ............................          (44,492)
                                                               ------------
EFFECT OF EXCHANGE RATES ON CASH .........................          (27,739)
                                                               ------------
NET INCREASE IN CASH AND CASH EQUIVALENTS ................          102,738

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD ...........          602,729
                                                               ------------

CASH AND CASH EQUIVALENTS, END OF PERIOD .................        $ 705,467
                                                               ------------
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

                   CMA ETTWORTH GROUP LIMITED AND SUBSIDIARIES

         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997


(1)      BASIS OF PRESENTATION

         The accompanying unaudited financial statements have been prepared by CMA Ettworth Group Limited (the Group) pursuant to the rules and regulations of the Securities and Exchange Commission regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with the consolidated financial statements and notes thereto for the year ended March 31, 1997 included in Omtool, Ltd.'s current report on Form 8-K/A Amendment No. 2 filed on February 18, 1998. The accompanying condensed consolidated financial statements reflect all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of results for the interim period presented. The results of operations for the six-month period ended September 30, 1997 are not necessarily indicative of the results to be expected for the full fiscal year.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements reflect the application of certain accounting policies as described in this note and elsewhere in the notes to the consolidated financial statements.

         (a)      Principles of Consolidation

                  These financial statements include the accounts of the Group and its wholly-owned subsidiaries. All significant intercompany amounts have been eliminated in consolidation.

         (b)      Inventory

                  Inventory consists of hardware purchased for resale and is valued at the lower of cost or net realizable value.

         (c)      Foreign Currency Translation

                  The accompanying financial statements have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, Foreign Currency Translation. Accordingly, assets and liabilities are translated at exchange rates in effect at the end of the period, and revenues and expenses are translated at the average exchange rates during the period.

(3)      SUBSEQUENT EVENT

         On December 5, 1997, Omtool, Ltd., a United States Corporation (Omtool), acquired all of the outstanding share capital of the Group pursuant to a Share Sale and Purchase Agreement dated December 5, 1997 by and among the Group and its shareholders and Omtool. The purchase price was paid in a combination of 363,637 newly issued shares of common stock, $.01 par value, of Omtool and $4,000,000 in cash.